UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 2, 2013
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Shengkai Innovations, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-34587	11-3737500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.106 Zhonghuan South Road, Airport Industrial Park Tianjin, People's Republic of China	300308
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (86) 22-5883 8509

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 2, 2013, Shengkai Innovations, Inc. (the “Company”) received a notification letter (the “Notice”) from the Nasdaq Listing Qualifications Department (“NASDAQ”) advising the Company that it has not regained compliance with Listing Rule 5450(a)(1), the continued listing requirement to maintain the closing bid price of its common stock at $1.00 per share, and, accordingly, that its common stock is now subject to delisting from The NASDAQ Global Market.

However, the Company may be eligible for a second 180 day period. To qualify, the Company must submit an on-line application to transfer its common stock to The Nasdaq Capital Market by January 9, 2013. The Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the bid price requirement, and will need to provide written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. As part of its review process, NASDAQ will make a determination of whether it believes the Company will be able to cure this deficiency. Should NASDAQ concludes that the Company will not be able to cure the deficiency, or should the Company not make the required representation, its common stock will be delisted from The Nasdaq Global Market.

The Notice also states that the Company may appeal Staff’s determination to the Panel, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. Unless the Company has submitted an application to transfer its common stock to The Nasdaq Capital Market or requests an appeal of the determination to delist the Company’s common stock, the Company’s common stock will be scheduled for delisting at the opening of business on January 11, 2013, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market. If the Company files the hearing request before 4:00 p.m. Eastern Time on January 9, 2013, the suspension of the Company’s common stock and the filing of the Form 25-NSE will be stayed pending the Panel’s decision.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shengkai Innovations, Inc.
(Registrant)

January 7, 2013	/s/ Wang Chen
(Date)	Wang Chen Chief Executive Officer